Fiscal 2012 Third Quarter Financial Results Conference Call February 8, 2012 Exhibit 99.2

Safe Harbor Statement
Safe Harbor Statement
Certain statements herein constitute forward-looking statements within the meaning of the Securities
Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. When used herein, words such as “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “will” or “intend”
and similar words or expressions as they relate to the Company or its management constitute forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management’s discussion and analysis contained from time-to-time in the Company’s filings with the Securities and Exchange
Commission.
Adjusted operating income, adjusted net income and adjusted income per share – basic and diluted and adjusted earnings before interest, taxes, depreciation and amortization (”adjusted EBIDTA”)
are non-GAAP financial measures that exclude or add the effect of certain gains and charges, including, for fiscal 2011, imputing taxes at a 36% effective rate. Sparton believes that the presentation of non-GAAP financial information provides useful supplemental information to management and investors regarding financial and business trends relating to the Company’s financial results. More detailed information, including period over period segment comparisons, non-
GAAP reconciliation tables and the reasons management believes non-GAAP measures provide useful information to investors, is included in the Fiscal 2012 Third Quarter Financial Results press release and Form 10-Q dated May 8, 2012.

• 3  Quarter Highlights
• Fiscal 2012 Third Quarter Results
• 3   Quarter Segmented Operating Results
• Liquidity & Capital Resources
• New Business Awards
• Outlook
• Q & A
Today’s Agenda
Today’s Agenda
rd
rd

• Net sales increased by 9% from the same quarter last year (up 6%, net of acquisitions).
• Adjusted net income increase to $0.19 per share versus an adjusted net income of $0.16 per share in the prior year quarter.
• 12 new business programs were awarded of which 7 were with new customers.
• Quarter end sales backlog increased 20% from a year ago to approximately $146.6 million.
• Adjusted EBITDA increased by 19% to $3.6 million.
• Completed the repurchase program of $3.0 million of common shares.
3
rd
Quarter Highlights

Consolidated Financial Results
Consolidated Financial Results
Fiscal 2012 Third Quarter
Fiscal 2012 Third Quarter
(Adjusted)
2012 2011 2012 2011
Net Sales $    55,048 $    50,352 $    55,048 $    50,352 $    4,696
Gross Profit 9,161 8,202 9,055 8,202 853
16.6% 16.3% 16.4% 16.3%
Selling and Administrative Expense 5,509 5,143 5,509 5,143 (366)
10.0% 10.2% 10.0% 10.2%
Internal R&D Expense 347 282 347 282 (65)
Amortization of intangible assets 109 127 109 127 18
Gain on sale of property - (121)
- -
Other operationg expense, net 26 92 26 92 66
Operating Income 3,170 2,679 3,064 2,558 506
5.8% 5.3% 5.6% 5.1%
Income Before Provision For Income Tax 3,133 2,638 3,027 2,517 510
Provision For  Income Taxes 1,128 115 1,090 906 (184)
Net Income $      2,005 $      2,523 $      1,937 $      1,611 $       326
3.6% 5.0% 3.5% 3.2%
Income per Share, Basic and Diluted $        0.20 $        0.25 $        0.19 $        0.16 $      0.03
($ in 000’s, except per share)
(adjusted removes certain gains and charges, including imputing taxes at 36% effective rate)
(Reported) (Adjusted)
Quarter ended March 31, Quarter ended March 31,
YoY
Variance

Sales & Gross Margin Results
Sales & Gross Margin Results
Medical
Medical
SEGMENT 2012 % of Total 2011 % Change 2012 % of Total 2011 % Change
Medical $    27,046 49% $    25,377 7% $    82,533 51% $    70,072 18%
Complex Systems 12,812 23% 12,291 4% 37,921 23% 35,131 8%
DSS 19,363 35% 16,350 18% 53,126 33% 47,126 13%
Eliminations (4,173) -8% (3,666) 14% (11,329) -7% (9,879) 15%
Totals $    55,048 100% $    50,352 9% $ 162,251 100% $ 142,450 14%
SEGMENT 2012 GP %  2011 GP %  2012 GP %  2011 GP %
Medical
(a)
$       3,487 13% $       3,554 14% $    10,984 13% $      9,211 13%
Complex Systems 933 7% 1,364 11% 3,327 9% 3,020 9%
DSS 4,635 24% 3,284 20% 11,824 22% 10,544 22%
Totals $       9,055 16% $       8,202 16% $    26,135 16% $    22,775 16%
(a) Fiscal 2012 Medical gross margins are adjusted to remove the effect of an acquisition related inventory contingency settlement.
($ in 000’s)
3 Months Ended March 31,
3 Months Ended March 31,
9 Months Ended March 31,
9 Months Ended March 31,
SALES
ADJUSTED GROSS MARGIN

Sales & Gross Margin Results
Sales & Gross Margin Results
Complex Systems
Complex Systems
SEGMENT 2012 % of Total 2011 % Change 2012 % of Total 2011 % Change
Medical $    27,046 49% $    25,377 7% $    82,533 51% $    70,072 18%
Complex Systems 12,812 23% 12,291 4% 37,921 23% 35,131 8%
DSS 19,363 35% 16,350 18% 53,126 33% 47,126 13%
Eliminations (4,173) -8% (3,666) 14% (11,329) -7% (9,879) 15%
Totals $    55,048 100% $    50,352 9% $ 162,251 100% $ 142,450 14%
SEGMENT 2012 GP %  2011 GP %  2012 GP %  2011 GP %
Medical
(a)
$       3,487
13% $       3,554 14% $    10,984 13% $      9,211 13%
Complex Systems
933
7% 1,364 11% 3,327 9% 3,020 9%
DSS 4,635 24% 3,284 20% 11,824 22% 10,544 22%
Totals $       9,055 16% $       8,202 16% $    26,135 16% $    22,775 16%
(a) Fiscal 2012 Medical gross margins are adjusted to remove the effect of an acquisition related inventory contingency settlement.
($ in 000’s)
3 Months Ended March 31,
3 Months Ended March 31,
9 Months Ended March 31,
9 Months Ended March 31,
SALES
ADJUSTED GROSS MARGIN

Sales & Gross Margin Results
Sales & Gross Margin Results
Defense & Security Systems
Defense & Security Systems
SEGMENT 2012 % of Total 2011 % Change 2012 % of Total 2011 % Change
Medical $    27,046 49% $    25,377 7% $    82,533 51% $    70,072 18%
Complex Systems 12,812 23% 12,291 4% 37,921 23% 35,131 8%
DSS 19,363 35% 16,350 18% 53,126 33% 47,126 13%
Eliminations (4,173) -8% (3,666) 14% (11,329) -7% (9,879) 15%
Totals $    55,048 100% $    50,352 9% $ 162,251 100% $ 142,450 14%
SEGMENT 2012 GP %  2011 GP %  2012 GP %  2011 GP %
Medical
(a)
$       3,487 13% $       3,554 14% $    10,984 13% $      9,211 13%
Complex Systems 933 7% 1,364 11% 3,327 9% 3,020 9%
DSS 4,635 24% 3,284 20% 11,824 22% 10,544 22%
Totals $       9,055 16% $       8,202 16% $    26,135 16% $    22,775 16%
(a) Fiscal 2012 Medical gross margins are adjusted to remove the effect of an acquisition related inventory contingency settlement.
($ in 000’s)
3 Months Ended March 31,
3 Months Ended March 31,
9 Months Ended March 31,
9 Months Ended March 31,
SALES
ADJUSTED GROSS MARGIN

sparton
Empowering your Vision

50,000
25,000
0
Outstanding Debt ($ '000)
Debt:Equity Ratio
0.45
0.4
0.35
0.3
0.25
0.2
0.15
0.1
0.05
0
0.36
0.42
0.03
0.02
0.02
25,588
22,959
1,917
1,796
1,702
Jun-08
Jun-09
Jun-10
Jun-11
Mar-12

Liquidity & Capital Resources
Liquidity & Capital Resources
($ in '000) Mar-11 Jun-11 Sep-11 Dec-11 Mar-12
Cash and equivalents 26,119 24,550 26,984 30,610 26,682
LOC Availability 17,497 17,541 17,533 17,290 16,469
Total 43,616 42,091 44,517 47,900 43,151
($ in '000)
Mar-11 Jun-11 Sep-11 Dec-11 Mar-12
Credit Revolver - - - - -
IRB (Ohio) 1,826 1,796 1,766 1,735 1,702
Total 1,826 1,796 1,766 1,735 1,702
($ in '000)
Mar-11 Jun-11 Sep-11 Dec-11 Mar-12
Net Inventory 40,282 38,752 41,816 38,545 39,252
Cash Availability
Debt
Inventory

New Business Awards
New Business Awards
FY11 FY12 FY11 FY12 FY11 FY12
Q1 5            9            3            3            2,200 $    6,400 $
Q2 6            7            2            5            4,370       5,000
Q3 12          12          5            7            9,110       7,600
Q1-Q3 23          28          10          15          15,680 $  19,000 $
Q4 3            1            2,000
Total 26          11          17,680 $
Potential  Future
Annualized Revenue Programs New Customers
New Business Awards

• Focus on sustained profitability
– Continue margin improvements in Complex Systems
– Backfill Medical revenue losses with new business
– Offset reduced U.S. Navy sonobuoy contracts with foreign sonobuoy sales
– Continue improvements in operating performance through lean and quality efforts
• Implementation of the strategic growth plan
– Continue refining the new business development process to increase the new business opportunity funnel and win more new business
– Review the marketing initiatives to determine the most cost effective lead generation method(s)
– Continue to exhibit in industry specific trade shows
– Continue to invest in internal R&D for new product introductions
– Challenge the technical staff to develop new & innovative ideas
– Continue to look at complementary and compatible acquisitions
• Continue to participate in investor relations events
Fiscal 2012 Outlook
Fiscal 2012 Outlook

12 Q & A